Exhibit 10.1

AMENDMENT NO. 1
TO
TERM LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 1 TO TERM LOAN AND SECURITY AGREEMENT (this “Amendment”), dated effective as of October 24, 2016, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto, and Delaware Trust Company, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and amends the Term Loan and Security Agreement dated as of June 29, 2016 (the “Agreement”), entered into among the Borrower, Guarantors, Lenders and Agent that are parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Required Lenders amend the Agreement to effect the changes described below in Section One;
WHEREAS, the Borrower and the Required Lenders desire to amend the Agreement to effect such changes;
WHEREAS, Section 15.1 of the Agreement provides that the Agreement may be amended, modified and waived from time to time in accordance with the terms thereof.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.    Amendments. Section 3 of Exhibit B to the Agreement shall be amended and restated in its entirety as set forth below:
“3.    The obligation of the Lenders to make any Subsequent Advance is subject to the fulfilment, to the satisfaction of the Lenders, of each condition to the Second Advance set forth above.
For purposes of determining compliance with the conditions specified in this Exhibit B, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the Closing Date specifying its objection thereto and such Lender shall not have made available to the Agent such Lender’s ratable portion of the Initial Advance, Second Advance, or Subsequent Advance, as applicable.”
2.    Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.
3.    Reference to and Effect on the Agreement. On and after the Amendment effective date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in each of the Loan Documents to “the Agreement,” “thereunder,” “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment. The Agreement and each of the other Loan Documents, except as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
4.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
5.    Direction. Each of the Lenders party hereto (which constitute the Required Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Section 17 of the Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Advances and unused Commitments on and as of the date hereof. Each undersigned Lender hereby severally represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to enter into this Amendment.
6.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:
SAEXPLORATION HOLDINGS, INC.

By:    /s/ Brent Whiteley_____________
    Name:     Brent Whiteley
    Title:     CFO and General Counsel

OTHER LOAN PARTIES:
SAEXPLORATION, INC.

By:    /s/ Brent Whiteley_____________
    Name:     Brent Whiteley
    Title:     CFO and General Counsel
SAEXPLORATION SUB, INC.

By:    /s/ Brent Whiteley_____________
    Name:     Brent Whiteley
    Title:     CFO and General Counsel
NES, LLC

By:    /s/ Brent Whiteley_____________
    Name:     Brent Whiteley
    Title:     CFO and General Counsel
SAEXPLORATION SEISMIC SERVICES (US), LLC

By:    /s/ Brent Whiteley_____________
    Name:     Brent Whiteley
    Title:     CFO and General Counsel

THE ADMINISTRATIVE AND COLLATERAL AGENT:
DELAWARE TRUST COMPANY

By:    /s/ Alan R. Halpern___________
    Name:    Alan R. Halpern
    Title:    Vice President

THE LENDERS:
WBOX 2015-7 LTD.
By:    /s/ Mark Strefling_____________
    Name:     Mark Strefling
    Title:     Chief Operating Officer and General Counsel

BLUEMOUNTAIN CREDIT ALTERNATIVES
MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ Eric M. Albert
Name:     Eric M. Albert
    Title:     Chief Compliance Officer and Associate General Counsel

BLUEMOUNTAIN MONTENVERS MASTER
FUND SCA SICAV-SIF.
By: BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ Eric M. Albert
    Name:     Eric M. Albert
    Title:     Chief Compliance Officer and Associate General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.
By: BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ Eric M. Albert
    Name:     Eric M. Albert
    Title:     Chief Compliance Officer and Associate General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.
By: BlueMountain Capital Management, LLC, its Investment Manager
By:    /s/ Eric M. Albert
    Name:    Eric M. Albert
    Title:    Chief Compliance Officer and Associate General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.
By:    /s/ Eric M. Albert
    Name:    Eric M. Albert
    Title:    Chief Compliance Officer and Associate General Counsel

5